UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2004

Network Appliance, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-27130

Delaware (State or other jurisdiction of incorporation or organization)	77-0307520 (I.R.S. Employer Identification Number)

495 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 18, 2004, Network Appliance, Inc. (“Network Appliance”) acquired Spinnaker Networks, Inc. (“Spinnaker”), a privately held company based in Pittsburgh, Pennsylvania, for approximately $300 million in an all stock transaction. Spinnaker is a pioneer in scalable system architectures, distributed file systems, next-generation clustering technologies, and virtualization. The acquired assets included all tangible assets, software applications, technologies, and other intangibles.

     The acquisition will be accounted for as a purchase. The purchase price was determined through arms-length negotiations between Network Appliance and Spinnaker. Prior to this transaction, there were no material relationships between Network Appliance and Spinnaker, nor any of their officers, directors, or affiliates.

     A press release announcing the completion of the transaction is attached as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a) Financial statements of business acquired.

     Network Appliance will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on a Form 8-K/A as soon as practicable, but in any event no later than 60 days from the date on which this report must be filed, on or before May 3, 2004.

               (b) Pro forma financial information.

     Network Appliance will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act on a Form 8-K/A as soon as practicable, but in any event no later than 60 days from the date on which this report must be filed, on or before May 3, 2004.

               (c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2003, by and among Network Appliance, Inc., Nagano Sub, Inc., and Spinnaker Networks, Inc.

2.2	Amendment to Merger Agreement, dated as of February 9, 2004, by and among Network Appliance, Inc., Nagano Sub, Inc., and Spinnaker Networks, Inc.

99.1	A press release announcing the completion of the Spinnaker acquisition issued on February 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Network Appliance, Inc.
(Registrant)
Date: February 27, 2004	/s/ STEVEN J. GOMO

Steven J. Gomo
Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2003, by and among Network Appliance, Inc., Nagano Sub, Inc., Spinnaker Networks, Inc.*

2.2	Amendment to Merger Agreement, dated as of February 9, 2004, by and among Network Appliance, Inc., Nagano Sub, Inc., Spinnaker Networks, Inc.

99.1	A press release announcing the completion of the Spinnaker acquisition issued on February 18, 2004.

* The schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules and exhibits from this filing, which are listed in the Merger Agreement, will be provided upon written request to the Corporate Secretary of Network Appliance, Inc.